CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other comprehensive (loss) income:
Income tax expense (benefit) on translation adjustments on net investment hedge	$ 19.2	$ 20.3	$ (5.4)
Income tax expense (benefit) on unrealized gain (loss) on investments	0.1	2.1	(2.3)
Income tax expense (benefit) on defined benefit pension plans and retiree health care plan	$ 7.8	$ (8.6)	$ 5.2